UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 27, 2009

QUALITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-12537	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18111 Von Karman, Suite 600

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 255-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 29, 2009, Quality Systems, Inc.(the “Company”)  issued a press release announcing its financial performance for the period ended March 31, 2009. On May 29, 2009, Quality Systems, Inc. conducted a conference call concerning its performance for the period ended March 31, 2009.  A copy of the news release is attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by this reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2009, the Company’s Board of Directors (“Board”) of Quality Systems, Inc. (the “Company”) acting in executive session and upon recommendation of the Company’s Compensation Committee, approved:

•

the Company’s 2010 Compensation Program for the Company’s key personnel, including its named executive officers, for the fiscal year ending March 31, 2010, which includes new cash salary levels and both non-equity and equity incentive compensation components and is described in Exhibit 10.1 hereto, which exhibit is incorporated herein by reference;

•

cash and equity bonus determinations under the Company’s 2009 Compensation Program for the fiscal year ended March 31, 2009, which includes bonus awards described in Exhibit 10.2 hereto, which exhibit is incorporated herein by reference; and

•

an amended and restated Outside Director Compensation Program effective the date of the Company’s next annual meeting of shareholders, August 13, 2009, which is described in Exhibit 10.3 hereto, which exhibit is incorporated herein by reference.

Item 8.01	Other Events.

Quarterly Dividend

On May 27, 2009, the Company’s Board declared a quarterly cash dividend of $0.30 per share on the Company’s outstanding shares of common stock, payable to shareholders of record as of June 12, 2009 with an anticipated distribution date on or about July 6, 2009 pursuant to the Company’s current policy to pay a regular quarterly dividend on the Company’s outstanding shares of Common Stock each fiscal quarter subject to further Board review, approval and establishment of record and distribution dates by the Board prior to the declaration and payment of each such quarterly dividend.

Annual Shareholders’ Meeting Date

The Company is preparing to hold its 2009 annual meeting of shareholders on August 13, 2009. All holders of record of the Company’s common stock outstanding as of the close of business on June 22, 2009 will be entitled to vote at the annual meeting.

A copy of the Company’s press release announcing the dividend and annual shareholders’ meeting date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.	Not applicable.

(b) Pro Forma Financial Information.	Not applicable.

(c) Shell Company Transactions.	Not applicable.

(d)  Exhibits.

Exhibit No.	Description

10.1	Description of 2010 Compensation Program

10.2	Cash and Equity Bonus Determinations under 2009 Compensation Program

10.3	Amended and Restated Outside Director Compensation Program

99.1	Press Release dated May 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2009

QUALITY SYSTEMS, INC.

By: /s/ Paul Holt

       Paul Holt

       Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit

Number	Description

10.1	Description of 2010 Compensation Program

10.2	Cash and Equity Bonus Determinations under 2009 Compensation Program

10.3	Amended and Restated Outside Director Compensation Program

99.1	Press Release dated May 29, 2009